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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    Form 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                 July 10, 1995
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                                 Date of Report
                       (Date of earliest event reported)


                      CHAMPION INTERNATIONAL CORPORATION
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             (Exact name of registrant as specified in its charter)



                                   NEW YORK
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                 (State or other jurisdiction of incorporation)


          1-3053                                           13-1427390
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(Commission File Number)                       (IRS Employer Identification No.)


                One Champion Plaza, Stamford, Connecticut 06921
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             (Address of principal executive offices)    (Zip Code)


                                (203) 358-7000
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             (Registrant's telephone number, including area code)



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Item 5.  Other Events.

      On July 10, 1995, Champion International Corporation (the "Company") issued a press release announcing certain unaudited financial results of the Company for the three months and the six months ended June 30, 1995.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)  Exhibits.  The following Exhibit is filed as part of this Report:

Exhibit Number                              Description
- --------------                              -----------

    99 The Company's Consolidated Statement of Income for the three months and the six months ended June 30, 1995 and June 30, 1994 and Consolidated Balance Sheet as of June 30, 1995 and December 31, 1994.



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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        Champion International Corporation



                                         By:      /s/ Lawrence A. Fox
                                            ------------------------------
                                                    LAWRENCE A. FOX
                                              VICE PRESIDENT AND SECRETARY

Dated: July 11, 1995






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